FOR IMMEDIATE RELEASE Spectranetics Announces FDA Approval of Stellarex™ Drug-Coated Balloon Stellarex produces top-tier clinical outcomes with a low drug dosage COLORADO SPRINGS, Colo., July 26, 2017 (GLOBE NEWSWIRE) -- The Spectranetics Corporation (NASDAQ:SPNC) today announced receipt of U.S. Food and Drug Administration (FDA) Pre- Market Approval (PMA) of the Stellarex™ drug-coated balloon (DCB), designed to restore and maintain blood flow to the superficial femoral and popliteal arteries in patients with peripheral arterial disease (PAD). “The Stellarex DCB has shown safety and efficacy in a cohort of patients which included a higher preponderance of diabetics and core-lab defined severely calcified lesions in the US IDE trial. These results, in combination with the cohort of patients studied in the European Randomized Controlled Trial, demonstrate the Stellarex DCB is safe and effective in diverse patient populations when addressing symptomatic femoropopliteal disease,” stated Dr. Prakash Krishnan, ILLUMENATE Pivotal Trial’s Co-Principal Investigator, Mount Sinai in New York. Dr. Sean Lyden, ILLUMENATE Pivotal Trial’s Co-Principal Investigator, Cleveland Clinic, Cleveland, Ohio added, “The ILLUMENATE Pivotal Trial treated a challenging patient population with a low paclitaxel drug dose. When considering options, I think most clinicians would prefer to use a lower drug dose if they can also achieve great patency results.” Throughout the ILLUMENATE Trial Series, Stellarex DCB’s EnduraCoat™ Technology demonstrates both safety and efficacy with consistently high patency rates and low clinically driven target lesion revascularization rates in a range of lesion complexities and patient co- morbidities. The device offers both hybrid paclitaxel crystallinity and a durable excipient to provide efficient drug transfer, effective drug residency with high coating durability and minimal particulate loss. “The Stellarex DCB delivers top-tier clinical results for common to complex patients. As the only commercially available DCB with two reported randomized controlled trials, Stellarex has demonstrated durability with consistently high patency rates in a wide range of patients," said Scott Drake, President and CEO, Spectranetics. "Our customers refer to Stellarex as a no-

compromise solution. This next generation DCB provides proven treatment backed by robust clinical evidence.” “Spectranetics is a provider of proven solutions to manage the challenges of crossing lesions, preparing vessels, and treating even the most complex coronary and peripheral lesion morphologies. We are always focused on better patient care, and with today’s FDA approval, the Stellarex DCB becomes a formidable competitor in the drug-coated balloon market, and a proven solution for those suffering with PAD,” said Scott Hutton, Sr. Vice President & General Manager, Spectranetics. The Stellarex DCB enhances Spectranetics’ diversified suite of clinical solutions to treat complex cardiovascular conditions and expands its market opportunity in the projected $1 billion DCB global market. About the ILLUMENATE Clinical Program There are five ILLUMENATE clinical studies evaluating the safety and efficacy of the Stellarex DCB platform and supporting United States regulatory filings: • The ILLUMENATE EU Randomized Study is a prospective, randomized controlled, multi- center trial with 328 patients. The primary safety and effectiveness endpoints at 12 months were met and superiority over PTA was demonstrated in both. The 12-month primary patency rate was 83.9% (188/224) in the Stellarex arm vs. 60.6% (40/66) in the PTA arm (P<0.001), per Kaplan Meier (KM) estimate the patency rate at day 365 was 89.0% vs. 65.0%, respectively (log-rank p<0.001). • The ILLUMENATE Pivotal Study is a prospective, randomized controlled, multi-center trial with 300 patients enrolled. The cohorts were well match and included a preponderance of patients with diabetes (50%) and severely calcified lesions (44%). The primary safety and effectiveness endpoints at 12 months were met and superiority over PTA was demonstrated in both. The primary patency rate was significantly higher in the Stellarex group at 76.3% (135/177) vs. 57.6% (53/92) for PTA (p=0.003). The 12-month primary patency rate, per KM estimate at day 365 was 82.3% in the DCB arm vs. 70.9% in the PTA arm (p=0.002). • The ILLUMENATE Global Study is a prospective, multi-center, single-arm study with 371 patients enrolled. The 12-month primary patency rate was 81.4% per KM estimate. • The ILLUMENATE First-In-Human (FIH) Study was a non-randomized, multi-center study that enrolled 80 patients. In the pre-dilatation arm (n=50), the primary patency rate per KM estimate was 89.5% at 12 months and 80.3% at 24 months. • The ILLUMENATE Pharmacokinetic Study measured the paclitaxel drug levels in the blood of 25 patients and showed all patients had detectable paclitaxel levels after DCB deployment that declined rapidly within the first hour (54.4±116.9 ng/mL to 1.4±1.0 ng/mL). About Spectranetics

The Spectranetics Corporation develops, manufactures, markets and distributes medical devices used in minimally invasive procedures within the cardiovascular system. The Company's products are available in over 65 countries and are used to treat arterial blockages in the heart and legs and in the removal of pacemaker and defibrillator leads. The Company's Vascular Intervention (VI) products include a range of laser catheters for ablation of blockages in arteries above and below the knee, the AngioSculpt scoring balloon used in both peripheral and coronary procedures, and the Stellarex drug-coated balloon peripheral angioplasty platform. The Company also markets support catheters to facilitate crossing of peripheral and coronary arterial blockages, and retrograde access and guidewire retrieval devices used in the treatment of peripheral arterial blockages, including chronic total occlusions. The Company markets aspiration and cardiac laser catheters to treat blockages in the heart. The Lead Management (LM) product line includes excimer laser sheaths, dilator sheaths, mechanical sheaths and accessories for the removal of pacemaker and defibrillator cardiac leads, including the Bridge™ Occlusion Balloon. For more information, visit www.spectranetics.com. Safe Harbor Statement This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. You can identify these statements because they do not relate strictly to historical or current facts. Such statements may include words such as “anticipate,” “will,” “estimate,” “expect,” “look forward,” “strive,” “project,” “intend,” “should,” “plan,” “believe,” “hope,” “see,” “enable,” “potential,” and other words and terms of similar meaning in connection with any discussion of, among other things, future operating or financial performance including the performance of the Stellarex DCB, the pending Philips Transaction, strategic initiatives and business strategies, clinical trials and regulatory approvals, regulatory or competitive environments, outcome of litigation, our intellectual property and product development. These forward-looking statements include, but are not limited to, statements regarding our competitive position, product innovation and development, and commercialization schedule, expectation of continued growth and the reasons for that growth, growth rates, strength, integration and product launches, regulatory approvals, and 2017 outlook and projected results including projected revenue and expenses, gross margin, net loss and loss per share. Such statements are based on current assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. You are cautioned not to place undue reliance on these forward-looking statements and to note they speak only as of the date of this release. These risks and uncertainties may include financial results differing from guidance; our need to comply with complex and evolving laws and regulations; intense and increasing competition and consolidation in our industry; the impact of rapid technological change; slower revenue growth and continued losses; the inaccuracy of our assumptions regarding AngioScore and Stellarex; market acceptance of our technology and products, including the Stellarex DCB products; our inability to manage growth; increased pressure on expense levels resulting from expanded sales, marketing, product development and clinical activities; uncertain success of our strategic direction; dependence on new product development and successful commercialization of new products; loss of key personnel; uncertain success of or delays in our clinical trials; costs of and adverse results in any ongoing or future legal proceedings; adverse impact to our business from healthcare reform and related legislation and regulations, including changes in reimbursements and the impact of fraud and abuse and information privacy laws and regulations; adverse conditions in the general domestic and global economic markets and volatility and disruption of the credit markets or other factors that prevent us from obtaining funding; our inability to protect our intellectual property and intellectual property claims of third parties; availability of inventory and components from suppliers, including sole source suppliers; adverse outcome of FDA inspections, including FDA warning letters and any remediation efforts; the receipt of FDA clearance and other regulatory approvals to market new products or applications and the timeliness of any clearance and approvals; product defects or recalls and product liability claims; cybersecurity breaches; interruptions of our manufacturing operations and other events that affect our ability to manufacture sufficient volumes to fulfill customer demand; our dependence on third party vendors, suppliers, consultants and physicians; risks associated with international operations, including international sales using distributors and the impact of “Brexit” on our European sales and operations; risks associated with any future acquisitions; our ability to use net operating loss carryovers and potential impairment charges; lack of cash necessary to satisfy our cash obligations under our outstanding 2.625% Convertible Senior Notes due 2034 and our term loan and revolving loan facilities; our debt adversely affecting our financial health and preventing us from fulfilling our debt service and other obligations; and share price volatility due to the initiation or cessation of coverage, or changes in ratings, by securities analysts. For a further list and description of such risks and uncertainties that could cause our actual results, performance or achievements to materially differ from any anticipated results, performance or achievements, please see our previously filed SEC reports, including those risks set forth in our 2016 Annual Report on Form 10-K. We disclaim any intention or obligation to update or revise any financial or other projections or other forward-looking statements, whether because of new information, future events or otherwise. Investor Relations Contacts Zach Stassen Michaella Gallina Investor.relations@spnc.com Investor.relations@spnc.com 719-447-2292 719-447-2417